Exhibit 99.1

Bryn Mawr Bank Corporation

FOR RELEASE:

IMMEDIATELY

FOR MORE INFORMATION CONTACT:	Ted Peters, Chairman
610-581-4800
J. Duncan Smith, CFO
610-526-2466

Bryn Mawr Bank Corporation

Reports Fourth Quarter and Full Year 2008 Financial Results

Board Declares $0.14 per Share Quarterly Dividend

BRYN MAWR, Pa. January 29, 2009 - Bryn Mawr Bank Corporation (NASDAQ: BMTC), (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today announced financial results for the fourth quarter and fiscal year ended December 31, 2008. The Corporation reported fourth quarter 2008 diluted earnings per share of $0.12 and net income of $1.0 million compared to fourth quarter 2007 results of $0.36 and $3.1 million respectively. The Corporation reported twelve month 2008 diluted earnings per share of $1.08 compared to $1.58 for 2007. Net income for the year ended December 31, 2008 was $9.3 million compared to $13.6 million one year ago. Excluding a real estate gain recognized in the first quarter of 2007, diluted earnings per share were $1.48 and net income was $12.7 million.

Ted Peters, Chairman and Chief Executive Officer, stated, “Bryn Mawr Bank Corporation and Bryn Mawr Trust Company are both ‘well-capitalized for regulatory capital purposes’. During 2008 Bryn Mawr has grown both its loan and lease portfolio and the number of new deposit accounts opened in the quarter, despite a weak economy and unprecedented disruption in the financial markets. However, bottom line results in the fourth quarter reflect the impact of lower financial market values on our wealth management revenues, an impairment to the value of our mortgage servicing portfolio, and an increase in the loan and lease loss provision, primarily related to our leasing portfolio.”

Mr. Peters continued, “We successfully opened our West Chester Regional Office and The Bryn Mawr Trust Company of Delaware, completing a year of progress towards our long-term growth strategy. These openings expanded our footprint into two attractive geographic markets and provide us with a broader portfolio of products to serve the affluent markets we target. We are confident that our disciplined strategies to maintain a strong financial position and to build our brand have strengthened Bryn Mawr’s banking and wealth management services leadership, the foundation of our growth and prosperity for over 100 years.”

Significant items:

•

Total quarter end portfolio loans and leases were up 12.0% to $899.6 million compared to $802.9 million at December 31, 2007, led by strong growth in commercial mortgages, commercial and industrial loans, residential mortgages and home equity loans.

•	Year-end deposit levels were $869.5 million, up $20.0 million from a year ago, and fourth quarter 2008 average deposit balances of $845.1 million increased 11.5% from the fourth quarter 2007.

•

Revenue from Wealth Management services for the year 2008 were $13.8 million, up $340 thousand from a year ago, and fourth quarter 2008 revenue of $3.7 million increased 6.1% from the fourth quarter of 2007, reflecting the acquisition of Lau Associates. However, fees in our core wealth business decreased due to a down–turn in the fair value of financial markets.

•

The rapid decline in long-term conforming mortgage rates in the fourth quarter of 2008 resulted in a decline in the value of our mortgage servicing portfolio due to projected increases in mortgage refinancing. The outcome was a write-down in the value of our mortgage servicing assets by approximately $640 thousand to $2.2 million.

•	The net interest margin was 3.63% for the fourth quarter and 3.84% for the full year of 2008, down from the comparable year earlier periods.

•

The provision for loan and lease losses for the year ended December 31, 2008 was $5.6 million, including a fourth quarter provision of $2.9 million, primarily due to the performance of our leasing portfolio.

•

At December 31, 2008, the allowance for loan and lease losses of $10.33 million was 1.15% of portfolio loans and leases, compared with $8.12 million or 1.01% of portfolio loans and leases at December 31, 2007.

•

Regulatory capital levels at December 31, 2008 exceed the regulatory minimum for “well capitalized” at both the Bank and Corporate level by over $10 million. These ratios have declined from the prior year-end due to asset growth and the acquisition of Lau Associates.

•

The opening of The Bryn Mawr Trust Company of Delaware in the fourth quarter and the recent opening of our West Chester, Pennsylvania Regional Banking Center provides further opportunities for growth in the coming years.

DIVIDEND DECLARED

On January 21, 2009, the Corporation’s Board of Directors declared a quarterly dividend of $0.14 per share, payable March 1, 2009 to shareholders of record as of February 9, 2009.

The Corporation will hold an earnings conference call at 8:30 a.m. EDT on Friday, January 30, 2009. Interested parties may participate by calling 888-694-4641 at 8:25 a.m. EDT and referencing conference PIN #79869786. A taped replay of the conference call will be available within two hours of the conclusion of the call and will remain available through Friday, February 13, 2009. The number to call for the taped replay is 800-642-1687 and the conference PIN is 79869786.

The conference call will be simultaneously broadcast live over the Internet through a web cast on the investor relations portion of the Bryn Mawr Bank Corporation’s website. To access the call, please visit the website at http://www.bmtc.com/investor_01.cfm. An online archive of the web cast will be available within two hours of the conclusion of the call. The Corporation has also recently expanded its Investor Relations website to include added resources and information for shareholders and interested investors. Interested parties are encouraged to utilize the expanded resources of the site for more information on Bryn Mawr Bank Corporation.

This release contains non-GAAP measures. A non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (GAAP). To supplement the Corporation’s financial statements presented in accordance with GAAP, we report certain key financial measurements without the impact of a material real estate transaction.

The Corporation’s management uses these non-GAAP measures in its analysis of the Corporation’s performance. These non-GAAP measures consist of adjusting net income, non-interest income, diluted earnings per share, ROE, and ROA determined in accordance with GAAP to exclude the effects of the real estate gain in the first quarter of 2007 (i.e. year to date).

The Corporation’s Management believes that the inclusion of these non-GAAP financial measures provides useful supplemental information essential to the proper understanding of the operating results of the Corporation’s core business. These measures should be considered in addition to results prepared in accordance with GAAP, and are not substitutes for, or superior to, GAAP results. The non-GAAP measures are provided to enhance investors’ overall understanding of our current financial performance. These non-GAAP measures have been reconciled to the nearest GAAP measure in the accompanying schedule.

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “could”, “will”, “likely”, “expect,” “anticipate,” “intend”, “estimate”, “plan”, “forecast”, “project” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks, uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital; the impact of economic conditions on our business; changes in banking regulation and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; our ability to attract and retain key personnel; competition in our marketplace; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on our current expectations as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.

# # # #

Reconciliation of Non-GAAP Information

For First Quarter 2008 and Year To Date 2008 Results

(dollars in thousands, except per share data)

(unaudited)

Three Month Period Ended
March 31,	Net Income		Change		Non-interest income		Change
	2008	2007	$	%	2008	2007	$	%
As reported (GAAP)	$2,898	$3,976	$(1,078)	(27.1)%	$5,630	$6,146	$(516)	(8.4)%
Non-GAAP adjustment [1]	—	(866)	866	20.3%	—	(1,333)	1,333	25.4%

Adjusted (Non-GAAP)	$2,898	$3,110	$(212)	(6.8)%	$5,630	$4,813	$817	17.0%

	Diluted Earnings Per Share		Change		ROE		ROA
					2008	2007	2008	2007
	2008	2007	$	%
As reported (GAAP)	$0.34	$0.46	$(0.12)	(26.1)%	12.83%	19.43%	1.23%	2.03%
Non-GAAP adjustment [1]	—	(0.10)	0.10	20.5%	0.00%	(4.21)%	0.00%	(0.44)%

Adjusted (Non-GAAP)	$0.34	$0.36	$(0.02)	(5.6)%	12.83%	15.22%	1.23%	1.59%

Twelve Month Period Ended

Dec 31,	Net Income		Change		Non-interest income		Change
	2008	2007	$	%	2008	2007	$	%
As reported (GAAP)	$9,325	$13,600	$(4,275)	(31.4)%	$21,472	$21,781	$(309)	(1.4)%
Non-GAAP adjustment [1]	—	(866)	866	4.6%	$0	$(1,333)	1,333	6.4%
Adjusted (Non-GAAP)	$9,325	$12,734	$(3,409)	(26.8)%	$21,472	$20,448	$1,024	5.0%

	Diluted earnings per share		Change		ROE		ROA
					2008	2007	2008	2007
	2008	2007	$	%
As reported (GAAP)	$1.08	$1.58	$(0.50)	(31.6)%	10.01%	15.87%	0.89%	1.59%
Non-GAAP adjustment [1]	$0.00	$(0.10)	$0.10	4.6%	0.00%	(1.01)%	0.00%	(0.10)%
Adjusted (Non-GAAP)	$1.08	$1.48	$(0.40)	(27.0)%	10.01%	14.86%	0.89%	1.49%

1)	The Corporation uses this non-GAAP (Generally Accepted Accounting Principles) financial information in its analysis of the Corporation’s performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and are not a substitute for, or superior to, GAAP results. The non-GAAP adjustment in the first quarter of 2007 represents the reduction of the effect of the after tax gain on sale of real estate of $866,000. The gain was calculated as the excess of the net sale proceeds over net book value, less income taxes.

Bryn Mawr Bank Corporation

Consolidated Selected Financial Data (GAAP)

(Dollars in thousands, except per share data)

December 31, 2008

(unaudited)

	For The Three Months Ended
	Dec 31, 2008	Sept 30, 2008	June 30, 2008	Mar 31, 2008	Dec 31, 2007
Interest income	$14,838	$14,802	$14,232	$14,062	$14,300
Interest expense	5,050	4,955	4,929	5,454	5,647
Subordinated debt	257	151	—	—	—

Net interest income	9,531	9,696	9,303	8,608	8,653
Provision for loan and lease losses	2,898	1,063	781	854	401

Net interest income after provision for loan and lease losses	6,633	8,633	8,522	7,754	8,252
Fees for wealth management services	3,695	3,544	3,291	3,312	3,482
Loan servicing and late fees	281	298	305	310	282
Service charges on deposits	455	409	429	392	385
Net gain on sale of loans	293	287	363	332	353
Net gain on sale of investments	8	—	—	222	—
BOLI income	—	—	117	143	165
Interest rate floor income	—	—	—	268	109
Other operating income	533	807	727	651	624

Noninterest income	5,265	5,345	5,232	5,630	5,400

Salaries and wages	4,700	5,278	4,532	4,479	4,551
Employee benefits	912	981	947	1,332	1,214
Occupancy and bank premises	922	778	715	750	725
Furniture fixtures and equipment	632	578	565	549	536
Advertising	356	265	222	272	118
Impairment of mortgage servicing rights	638	11	(30)	49	8
Amortization of mortgage servicing rights	81	91	119	76	83
Intangible asset expense	77	64	—	—	—
FDIC insurance	138	121	122	91	21
Professional fees	441	426	364	319	372
Other expenses	1,549	1,555	1,447	1,162	1,363

Noninterest expense	10,446	10,148	9,003	9,079	8,991

Income before income taxes	1,452	3,830	4,751	4,305	4,661
Income tax expense	445	1,575	1,586	1,407	1,583

Net income	$1,007	$2,255	$3,165	$2,898	$3,078

Per share data:
Weighted average shares outstanding	8,585,914	8,575,904	8,571,143	8,534,467	8,522,325
Dilutive potential common shares	41,254	35,428	31,836	28,413	64,609

Adjusted weighted average dilutive shares	8,627,168	8,611,332	8,602,979	8,562,880	8,586,934

Basic earnings per common share	$0.12	$0.26	$0.37	$0.34	$0.36
Diluted earnings per common share	$0.12	$0.26	$0.37	$0.34	$0.36
Dividend declared per share	$0.14	$0.14	$0.13	$0.13	$0.13
Effective tax rate	30.6%	41.1%	33.4%	32.7%	34.0%

Bryn Mawr Bank Corporation

Consolidated Selected Financial Data (GAAP)

(Dollars in thousands, except per share data)

December 31, 2008

(unaudited)

	For The Twelve Months Ended
	Dec 31, 2008	Dec 31, 2007
Interest income	$57,934	$54,218
Interest expense	20,388	19,976
Subordinated Debt	408	—

Net interest income	37,138	34,242
Provision for loan and lease losses	5,596	891

Net interest income after provision for loan and lease losses	31,542	33,351

Fees for wealth management services	13,842	13,502
Loan servicing and late fees	1,194	1,115
Service charges on deposits	1,685	1,464
Gain on sale of real estate	—	1,333
Net gain on sale of OREO	—	110
Net gain on sale of loans	1,275	1,250
Net gain on sale of investments	230	—
BOLI income	260	424
Interest rate floor income	268	—
Other operating income	2,718	2,583

Noninterest income	21,472	21,781

Salaries and wages	18,989	17,116
Employee benefits	4,172	4,548
Occupancy and bank premises	3,165	2,862
Furniture fixtures and equipment	2,324	2,078
Advertising	1,115	1,026
Impairment of mortgage servicing rights	668	21
Amortization of mortgage servicing rights	367	327
Intangible asset expense	141	—
FDIC insurance	472	81
Professional fees	1,550	1,585
Other expenses	5,713	5,315

Noninterest expense	38,676	34,959

Income before income taxes	14,338	20,173
Income tax expense	5,013	6,573

Net income	$9,325	$13,600

Per share data:
Weighted average shares outstanding	8,566,938	8,539,904
Dilutive potential common shares	34,233	93,638

Adjusted weighted average shares	8,601,171	8,633,542

Basic earnings per common share	$1.09	$1.59
Diluted earnings per common share	$1.08	$1.58
Dividend declared per share	$0.54	$0.50
Effective tax rate	35.0%	32.6%

Bryn Mawr Bank Corporation

Consolidated Selected Financial Data (GAAP)

(Dollars in thousands, except per share data )

December 31, 2008

(unaudited)

For the period end:	2008 4Q	2008 3Q	2008 2Q	2008 1Q	2007 4Q
Asset Quality Data
Nonaccrual loans and leases	5,303	1,961	1,697	1,065	747
90 + days past due loans and leases	504	116	8	15	1,263

Nonperforming loans and leases	5,807	2,077	1,705	1,080	2,010
Other non-performing assets	—	136	155	64	—
Nonperforming assets	$5,807	$2,213	$1,860	$1,144	$2,010

Nonperforming loans and leases / portfolio loans	0.65%	0.24%	0.20%	0.13%	0.25%
Nonperforming assets / assets	0.50%	0.20%	0.18%	0.11%	0.20%

Non performing loans and leases by category

Residential mortgages	$1,388	$1,417	$1,012	$776	$574
Commercial mortgages	—	—	—	—	—
Construction loans	3,150	—	—	—	—
Commercial loans	48	48	49	50	—
Consumer	504	116	8	15	1,263
Leases	717	496	636	239	173

Nonperforming loans and leases	$5,807	$2,077	$1,705	$1,080	$2,010

Delinquency Detail (30+ days past due)

Residential mortgages	1.44%	0.65%	2.01%	1.27%	2.42%
Commercial mortgages	0.00%	0.00%	0.00%	0.18%	0.00%
Construction loans	6.06%	—	—	—	—
Commercial loans	0.03%	0.03%	0.11%	0.08%	0.03%
Consumer	0.46%	0.31%	0.51%	0.42%	0.93%
Leases	4.39%	2.67%	1.69%	1.81%	2.03%

Total Delinquency	0.96%	0.35%	0.52%	0.46%	0.70%

Changes in the Allowance for loan and lease losses

Balance, beginning of period	$9,014	$8,672	$8,358	$8,124	$8,292

Charge-offs:
Residential mortgages	—	—	—	—	—
Commercial mortgages	—	—	—	—	—
Construction loans	—	—	—	—	—
Commercial loans	(4)	—	—	—	(41)
Consumer	(9)	(26)	(20)	(17)	(364)
Leases	(1,598)	(770)	(527)	(645)	(248)

Total	(1,611)	(796)	(547)	(662)	(653)

Recoveries:
Residential mortgages	—	—	24	—	—
Commercial mortgages	—	—	—	—	15
Construction loans	—	—	—	—	—
Commercial loans	—	—	—	—	1
Consumer	16	5	1	6	4
Leases	15	70	55	36	64

Total	31	75	80	42	84

Net (charge-offs) / recoveries	(1,580)	(721)	(467)	(620)	(569)

Provision for loan and lease losses	2,898	1,063	781	854	401

Balance, end of period	$10,332	$9,014	$8,672	$8,358	$8,124

Allowance for loan and lease losses / loans and lease	1.15%	1.03%	1.02%	1.02%	1.01%
Allowance for loan and lease losses / nonperforming loans and leases	177.9%	434.0%	508.6%	773.9%	404.2%

Net loan and lease charge-offs (annualized)/ average loans

Residential mortgages	0.00%	0.00%	0.00%	0.00%	0.00%
Commercial mortgages	0.00%	0.00%	0.00%	0.00%	0.00%
Construction loans	0.00%	0.00%	0.00%	0.00%	0.00%
Commercial loans	0.01%	0.00%	0.00%	0.00%	0.08%
Consumer	0.02%	0.06%	0.05%	0.03%	1.15%
Leases	10.74%	5.06%	3.56%	5.06%	1.78%

Total	0.71%	0.33%	0.22%	0.31%	0.29%

For the period and period end:	2008 4Q	2008 3Q	2008 2Q	2008 1Q	2007 4Q
Selected ratios (annualized):
Return on average assets	0.35%	0.83%	1.24%	1.23%	1.34%
Return on average shareholders’ equity	4.23%	9.55%	13.65%	12.83%	13.73%
Yield on interest earning assets*	5.63%	5.94%	6.05%	6.46%	6.77%
Cost of interest bearing funds	2.42%	2.47%	2.58%	3.14%	3.43%
Net interest margin*	3.63%	3.90%	3.97%	3.97%	4.11%
Tier 1 leverage ratio	8.03%	8.76%	9.70%	10.23%	10.42%
Book value per share	$10.76	$10.97	$10.97	$10.89	$10.60
Tangible book value per share	$9.55	$10.29	$10.97	$10.89	$10.60
Period end shares outstanding	8,592,259	8,583,377	8,572,277	8,563,402	8,526,084
Selected data:
Mortgage loans originated	$25,826	$24,019	$30,594	$28,780	$34,565
Mortgage loans sold - servicing retained	$10,653	$5,985	$12,642	$14,294	$8,583
Mortgage loans sold - servicing released	$5,837	$7,215	$10,149	$11,058	$12,852
Mortgage loans serviced for others	$350,199	$353,833	$358,802	$357,734	$357,363

Brokerage assets (1)	$75,720	$86,376	$88,904	$87,759	$85,338
Wealth assets under management / supervision (Lau)	506,637	615,796	—	—	—
Wealth assets under management / administration (BMTC)	$1,564,042	$1,964,149	$2,105,376	$2,053,207	$2,191,753

Total Wealth assets under management / administration / supervision / brokerage	$2,146,399	$2,666,321	$2,194,280	$2,140,966	$2,277,091

	2008 Year-to-date	2007 Year-to-date
Selected ratios (annualized):
Return on average assets	0.89%	1.59%
Return on average shareholders’ equity	10.01%	15.87%
Yield on interest earning assets*	5.98%	6.90%
Cost of interest bearing funds	2.63%	3.32%
Net interest margin*	3.84%	4.37%

Net loan and lease charge-offs

Net charge-offs loan and lease portfolio	0.40%	0.12%
Net charge-offs loan portfolio	0.00%	0.05%
Net charge-offs lease portfolio	6.24%	1.96%

Mortgage loans originated	$109,219	$127,611
Mortgage loans sold - servicing retained	$43,575	$24,300
Mortgage loans sold - servicing released	$34,259	$64,466

*	Yield on Interest earning assets and net interest margin are calculated on a tax equivalent basis.
(1)	Brokerage Assets represent assets held at a registered broker dealer under a networking agreement.

Investment Portfolio as of December 31, 2008

($’s in thousands)

SECURITY DESCRIPTION	Amortized Cost	Fair Value	Unrealized Gain /Loss
U. S. Government Agency	$10,999	$11,170	$171

State, County & Municipal	7,072	7,096	24

FNMA/FHLMC Mortgage Backed Securities	78,054	79,660	1,606

Foreign Debt Securities	950	950	—

Corporate Bonds	10,181	9,454	(727)

Totals	$107,256	$108,330	$1,074

Other investment information - Other assets at December 31, 2008 include approximately $8 million of FHLB of Pittsburgh common stock at cost.

Capital Ratios

	Regulatory Minimum To Be Well Capitalized	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Bryn Mawr Trust Company Consolidated

Tier I Capital to Risk Weighted Assets (RWA)	6.00%	8.50%	9.07%	9.43%	9.69%	9.81%
Total (Tier II) Capital to RWA	10.00%	10.99%	11.46%	10.32%	10.59%	10.72%
Tier I Leverage Ratio	5.00%	7.71%	8.53%	9.09%	9.59%	10.42%

Bryn Mawr Bank Corporation

Tier I Capital to Risk Weighted Assets (RWA)	6.00%	8.82%	9.35%	10.05%	10.32%	10.40%
Total (Tier II) Capital to RWA	10.00%	11.30%	11.72%	10.94%	11.22%	11.31%
Tier I Leverage Ratio	5.00%	8.03%	8.76%	9.70%	10.23%	9.83%
Common Equity Ratio		8.03%	8.31%	8.96%	9.29%	9.02%
Tangible Common Equity Ratio		7.13%	7.80%	8.96%	9.29%	9.02%

Bryn Mawr Bank Corporation

Consolidated Selected Financial Data (GAAP)

(Dollars in thousands)

December 31, 2008

(unaudited)

Balance Sheet For the period ended:	Dec 31, 2008	Sep 30, 2008	Jun 30, 2008	Mar 31, 2008	Dec 31, 2007
Assets
Interest bearing deposits with banks	$45,100	$11,413	$621	$513	$1,209
Fed funds sold	—	6,000	—	10,500	17,000
Money market funds	5,109	10,172	163	161	100
Investment securities	108,329	107,048	111,707	96,691	48,302
Loans held for sale	3,024	1,987	2,304	4,496	5,125
Portfolio loans:
Consumer	8,518	8,319	8,574	8,236	7,990
Commercial & industrial	236,469	232,096	228,810	221,125	213,834
Commercial mortgages	249,730	240,996	241,597	224,604	224,510
Construction	58,446	62,299	66,861	67,283	66,901
Residential mortgages	132,536	127,798	114,924	118,117	121,313
Home equity lines & loans	154,576	149,707	138,445	126,159	123,293
Leases	59,302	56,979	54,144	51,241	45,084

Total portfolio loans and leases	899,577	878,194	853,355	816,765	802,925

Earning assets	1,061,139	1,004,642	967,987	928,965	874,561

Cash and due from	18,776	52,124	25,901	23,043	76,965
Allowance for loan and lease losses	(10,332)	(9,014)	(8,672)	(8,358)	(8,124)
Bank owned life insurance	15,585	15,585	15,684	15,567	15,424
Intangible assets	10,358	5,805	—	—	—
Other assets	55,820	53,050	48,189	44,736	43,170

Total assets	$1,151,346	$1,122,192	$1,049,089	$1,003,953	$1,001,996

Liabilities and shareholders’ equity
Interest-bearing checking	$135,513	$134,557	$139,392	$140,467	$137,486
Money market	142,707	137,911	124,431	137,420	114,310
Savings	54,333	67,884	38,157	37,691	36,181
IND deposits	30,185	20,045	3,551	—	—
Wholesale deposits	120,761	134,726	140,498	123,775	129,820
Time deposits	211,542	208,890	166,679	179,136	203,462

Interest-bearing deposits	695,041	704,013	612,708	618,489	621,259
Non-interest bearing deposits	174,449	152,304	141,114	138,465	228,269

Total deposits	869,490	856,317	753,822	756,954	849,528

Subordinated debt	15,000	15,000	—	—	—
Borrowed funds	154,939	147,414	182,293	110,500	45,000
Other liabilities	19,504	19,511	19,102	43,423	17,217
Shareholders’ equity	92,413	94,122	94,035	93,237	90,351

Total liabilities and shareholders’ equity	$1,151,346	$1,132,364	$1,049,252	$1,004,114	$1,002,096

Balance Sheet (average)	2008 4Q	2008 3Q	2008 2Q	2008 1Q	2007 4Q
Assets
Interest bearing deposits with banks	$45,503	$5,894	$2,386	$5,507	$1,764
Fed funds sold	272	11,668	3,200	7,318	5,438
Money market funds	10,713	2,609	162	225	197
Investment securities	105,902	110,004	104,983	56,726	42,253
Loans held for sale	2,814	1,994	3,604	4,175	4,820
Portfolio loans and leases	886,793	864,460	836,180	806,410	787,059

Earning assets	1,051,997	996,629	950,515	880,361	841,531
Cash and due from	13,882	22,418	19,727	22,306	21,231
Allowance for loan and lease losses	(9,085)	(8,732)	(8,451)	(8,179)	(8,347)
Bank owned life insurance	15,585	15,644	15,612	15,474	15,321
Intangible assets	5,824	4,962	—	—	—
Other assets	51,677	48,099	45,731	39,434	39,129

Total assets	$1,129,880	$1,079,020	$1,023,134	$949,396	$908,865

Liabilities and shareholders’ equity
Interest-bearing checking	$133,654	$134,347	$138,539	$143,027	$130,161
Money market	139,564	127,805	130,222	124,799	120,298
Savings	61,684	51,640	38,472	36,862	35,952
IND deposits	29,339	9,637	1,171	—	—
Wholesale deposits	123,905	139,871	140,288	131,505	132,439
Time deposits	213,004	200,707	169,562	195,413	190,016

Interest-bearing deposits	701,150	664,007	618,254	631,606	608,866

Non-interest bearing deposits	143,897	145,686	143,563	142,532	148,717

Total deposits	845,047	809,693	761,817	774,138	757,583

Subordinated debt	15,000	8,607	—	—	—
Borrowed funds	156,023	148,815	150,567	66,071	44,592
Other liabilities	19,128	17,964	17,531	18,361	17,714
Shareholders’ equity	94,682	93,941	93,228	90,826	88,976

Total liabilities and shareholders’ equity	$1,129,880	$1,079,020	$1,023,143	$949,396	$908,865

Bryn Mawr Bank Corporation

Consolidated Selected Financial Data (GAAP)

(Dollars in thousands)

December 31, 2008

(unaudited)

Balance Sheet (average)	2008 Year-to-date	2007 Year-to-date
Assets
Interest bearing deposits with banks	$18,678	$1,506
Fed funds sold	5,616	3,496
Money market funds	3,445	183
Investment securities	94,478	44,539
Loans held for sale	3,147	4,908
Portfolio loans and leases	848,605	735,786

Earning assets	973,969	790,418
Cash and due from	15,780	22,640
Allowance for loan and lease losses	(8,613)	(8,463)
Bank owned life insurance	15,579	424
Intangible assets	2,711	—
Other assets	46,252	48,301

Total assets	$1,045,678	$853,320

Liabilities and shareholders’ equity
Interest-bearing checking	$137,373	$131,864
Money market	130,614	110,410
Savings	47,216	38,097
IND deposits	10,088	—
Wholesale deposits	133,882	92,329
Time deposits	194,739	187,044

Interest-bearing deposits	653,912	559,744

Non-interest bearing deposits	143,924	148,773

Total deposits	797,836	708,517

Subordinated debt	5,934	—
Borrowed funds	130,490	42,496
Other liabilities	18,243	16,622
Shareholders’ equity	93,175	85,685

Total liabilities and shareholders’ equity	$1,045,678	$853,320

Quarterly Average Balances and Tax Equivalent Income and Expense and Tax Equivalent Yields

	4th Quarter 2008			3rd Quarter 2008			2nd Quarter 2008			1st Quarter 2008			4th Quarter 2007
(dollars in thousands)	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid
Assets:
Interest-bearing deposits with other banks	$45,503	$62	0.54%	$5,894	$28	1.89%	$2,386	$13	2.19%	$5,507	$42	3.07%	$1,764	$21	4.72%
Federal funds sold	272	1	1.46%	11,668	57	1.94%	3,200	18	2.26%	7,318	60	3.30%	5,438	61	4.45%
Money market funds	10,713	8	0.30%
Investment securities available for sale:
Taxable	98,966	1,193	4.80%	104,877	1,208	4.58%	97,360	1,120	4.63%	49,251	617	5.04%	37,325	474	5.04%
Tax-exempt	6,936	85	4.88%	7,736	93	4.78%	7,785	94	4.86%	7,700	93	4.86%	5,125	58	4.49%

Investment securities available for sale	105,902	1,278	4.80%	112,613	1,301	4.60%	105,145	1,214	4.64%	56,951	710	5.01%	42,450	532	4.97%
Loans and leases *	889,607	13,551	6.06%	866,454	13,484	6.19%	839,784	13,055	6.25%	810,585	13,321	6.61%	791,879	13,755	6.89%
		0

Total interest earning assets	1,051,997	14,900	5.63%	996,629	14,870	5.94%	950,515	14,300	6.05%	880,361	14,133	6.46%	841,531	14,369	6.77%
Cash and due from banks	13,882			22,418			19,727			22,306			21,231
Less allowance for loan and lease losses	(9,085)			(8,732)			(8,451)			(8,179)			(8,347)
Other assets	73,086			68,705			61,352			54,908			54,450

Total assets	$1,129,880			$1,079,020			$1,023,143			$949,396			$908,865

Liabilities:
Savings, NOW and market rate deposits	$334,902	$932	1.11%	$313,792	$860	1.09%	$307,233	$794	1.04%	$304,688	$1,057	1.40%	$286,411	$1,154	1.60%
IND deposits	29,339	53	0.72%	9,637	51	2.11%	1,171	6	2.06%
Wholesale deposits	123,905	1,016	3.26%	139,871	1,253	3.56%	140,288	1,585	4.54%	131,505	1,646	5.03%	132,439	1,741	5.22%
Time deposits	213,004	1,725	3.22%	200,707	1,598	3.17%	169,562	1,353	3.21%	195,413	2,115	4.35%	190,016	2,213	4.62%

Total interest-bearing deposits	701,150	3,726	2.11%	664,007	3,762	2.25%	618,254	3,738	2.43%	631,606	4,818	3.07%	608,866	5,108	3.33%
Subordinated debt	15,000	257	6.82%	8,607	151	6.98%	—	—	—
Borrowed funds	156,023	1,324	3.38%	148,815	1,194	3.19%	150,567	1,191	3.18%	66,071	636	3.87%	44,592	539	4.80%

Total interest-bearing liabilities	872,173	5,307	2.42%	821,429	5,107	2.47%	768,821	4,929	2.58%	697,677	5,454	3.14%	653,458	5,647	3.43%
Noninterest-bearing deposits	143,897			145,686			143,563			142,532			148,717
Other liabilities	19,128			17,964			17,531			18,361			17,714

Total noninterest-bearing liabilities	163,025			163,650			161,094			160,893			166,431
Total liabilities	1,035,198			985,079			929,915			858,570			819,889
Shareholders’ equity	94,682			93,941			93,228			90,826			88,976

Total liabilities and shareholders’ equity	$1,129,880			$1,079,020			$1,023,143			$949,396			$908,865

Interest income to earning assets			5.63%			5.94%			6.05%			6.46%			6.77%
Net interest spread			3.21			3.47			3.47			3.32			3.34
Effect of noninterest-bearing sources			0.42			0.43			0.50			0.65			0.77

Net interest income/ margin on earning assets		$9,593	3.63%		$9,763	3.90%		$9,371	3.97%		$8,679	3.97%		$8,722	4.11%

Tax equivalent adjustment		$62	0.03%		$68	0.03%		$68	0.03%		$71	0.03%		$69	0.03%

*	Average loans and leases include portfolio loans and leases, and loans held for sale. Non-accrual loans are also included in the average loan and leases balances.

Average Balances and Tax Equivalent Income and Expense and Tax Equivalent Yields

For the Twelve months ended December 31,

	2008			2007
(dollars in thousands)	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid
Assets:
Interest-bearing deposits with other banks	18,678	145	0.78%	1,506	76	5.05%
Federal funds sold	5,616	136	2.42%	3,496	174	4.98%
Money market funds	3,445	19	0.55%
Investment securities available for sale:
Taxable	86,940	4,127	4.75%	39,693	2,017	5.08%
Tax-exempt	7,538	364	4.83%	5,029	232	4.61%

Investment securities available for sale	94,478	4,491	4.75%	44,722	2,249	5.03%

Loans and leases *	851,752	53,410	6.27%	740,694	52,053	7.03%

Total interest earning assets	973,969	58,201	5.98%	790,418	54,552	6.90%
Cash and due from banks	15,780			$22,640
Less allowance for loan and lease losses	(8,613)			(8,463)
Other assets	64,542			48,725

Total assets	$1,045,678			$853,320

Liabilities:
Savings,NOW and market rate deposits	$315,203	$3,642	1.16%	$280,371	$4,170	1.49%
IND deposits	10,088	111	1.10	—	—	—
Wholesale deposits	133,882	5,498	4.11%	92,329	4,925	5.33%
Time deposits	194,739	6,791	3.49%	187,044	8,661	4.63%

Total interest-bearing deposits	653,912	16,042	2.45%	559,744	17,756	3.17%

Subordinated debt	5,934	408	6.88	—	—	—
Borrowed funds	130,490	4,346	3.33%	42,496	2,220	5.22

Total interest-bearing liabilities	790,336	20,796	2.63%	602,240	19,976	3.32%

Noninterest-bearing deposits	143,924			148,773
Other liabilities	18,243			16,622

Total noninterest-bearing liabilities	162,167			165,395
Total liabilities	952,503			767,635

Shareholders’ equity	93,175			85,685

Total liabilities and shareholders’ equity	$1,045,678			$853,320

Interest income to earning assets			5.98%			6.90%
Net interest spread			3.35			3.58
Effect of noninterest-bearing sources			0.49			0.79

Net interest income/ margin on earning assets		$37,405	3.84%		$34,576	4.37%

Tax equivalent adjustment		$267	0.03%		$332	0.04%

*	Average loans and leases include portfolio loans and leases, and loans held for sale. Non-accrual loans are also included in the average loan and leases balances.